                                                                     EXHIBIT 4.1


FRONT

NUMBER                               [LOGO]                               SHARES


GL                         INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE


       COMMON STOCK                                    COMMON STOCK
                                                      CUSIP _______
                                               SEE REVERSE SIDE FOR CERTAIN
                                                       DEFINITIONS


THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF LEAP WIRELESS INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

Dated:

                        LEAP WIRELESS INTERNATIONAL, INC.
                                 CORPORATE SEAL
                                      1998
                                    DELAWARE

              [SIG]                                                [SIG]
PRESIDENT AND CHIEF EXECUTIVE OFFICER                            SECRETARY

COUNTERSIGN AND REGISTERED:

HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

BACK                    LEAP WIRELESS INTERNATIONAL, INC.

        The Corporation is authorized to issue 75,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock.


        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its principal office.

TEN COM -- as tenants in common                    UNIF TRF MIN ACT --          Custodian (until age   )
                                                                       ---------
TEN ENT -- as tenants by the entireties                                  (Cust)
JT TEN  -- as joint  tenants  with  right                                          under Uniform Transfers
           of survivorship and not as                                  ------------
           tenants in common                                              (Minor)
                                                                       to Minors Act
                                                                                     ---------------------
                                                                                           (State)


           Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _________________________ hereby sells, assign and transfer
                       (Name of Assignor)

unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
-------------------------------------------------------------------------
of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint
                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -------------------------------
                                        X
                                        ----------------------------------------
                                        X
                                        ----------------------------------------
                                Notice: The signature(s) to this assignment must
                                        correspond with the name(s) as written
                                        upon the face of the certificate in
                                        every particular, without alteration or
                                        enlargement or any change whatever.

Signature(s) Guaranteed:

-------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.